                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                                   UST INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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
                                     -----
                                     U S T
                                     -----


                         UST EMPLOYEES' SAVINGS PLAN


The Annual Meeting of the Stockholders of UST will be held on May 6, 1997, and the Company is soliciting your vote.

As a participating employee in the UST Employees' Savings Plan, YOU MUST GIVE THE TRUSTEE UNDER THE PLAN VOTING INSTRUCTIONS on the instruction card attached below if you wish to vote the shares of the Company's common stock held on your behalf in the Savings Plan. The Trustee cannot vote your shares without instructions from you. Accordingly, a Notice of the 1997 Annual Meeting and Proxy Statement, instruction card, and 1996 Annual Report are enclosed.

Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposal 3. Your instructions are very important to the Company.

Please complete, sign and date the instruction card below and return it in the envelope provided as soon as possible. Please be sure to complete, sign, date and return any other proxy cards that you receive in the separate envelopes provided.




                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

If no direction is given, this proxy will be voted FOR proposals 1 and 2 and AGAINST proposal 3.

-------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR proposals 1 and 2:
-------------------------------------------------------------------------------
1. Election of Directors.
NOMINEES: E.H. DeHority, Jr., E.J. Eisenman, V.A. Gierer, Jr.

            FOR      WITHHELD
            ALL      FROM ALL
         NOMINEES    NOMINEES

           [  ]        [  ]

For all nominees except vote withheld from the following:

[  ]
    ------------------------------------------------
-------------------------------------------------------------------------------
                            FOR  AGAINST  ABSTAIN
2.  To ratify and approve
    Ernst & Young LLP       [  ]   [  ]    [  ]
    as independent audi-
    tors of the Company
    for the year 1997.
-------------------------------------------------------------------------------
                      The Board of Directors recommends a
                           vote AGAINST the following
                            stockholder proposal 3:
------------------------------------------------------------------------------
                                         FOR      AGAINST     ABSTAIN

        3. Stockholder Proposal.         [  ]       [  ]        [  ]


------------------------------------------------------------------------------


                                      And in their discretion, upon such other business as may properly come before the meeting.

                                        MARK HERE
                                      FOR ADDRESS  [  ]
                                       CHANGE AND
                                      NOTE AT LEFT

            Please sign exactly as name appears hereon. If signing for trusts or estates, capacity or title should be stated.


Signature:               Date:
          --------------      ---------

                                      UST
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 6, 1997

                            EMPLOYEES' SAVINGS PLAN


        The undersigned hereby directs Wachovia Bank of North Carolina, N.A. as Trustee of the UST Employees' Savings Plan to vote in person or by proxy all shares of Common Stock of UST Inc. allocated to the undersigned's account at the Annual Meeting of Stockholders to be held at the Cole Auditorium of the Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut, on Tuesday, the 6th day of May 1997, at 10:00 a.m., and at any and all adjournments thereof, on the matters listed on the reverse side which are set forth in the accompanying Proxy Statement.

        THE SHARES REFLECTED ON THIS INSTRUCTION CARD WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES REFLECTED ON THIS INSTRUCTION CARD WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3.


                                                /SEE REVERSE/
                                                /    SIDE   /